UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023 (June 26, 2023)

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On June 26, 2023, Riot Platforms, Inc. (“Riot,” “us,” “we,” “our” or the “Company”) entered into a master purchase and sale agreement, dated effective as of June 23, 2023 (the “Effective Date”), with a leading manufacturer of Bitcoin mining servers (“Miners”), MicroBT (through its manufacturing subsidiary, collectively, “MicroBT”), regarding the long-term supply of Miners manufactured by MicroBT in the United States for Riot’s operations (the “Master Agreement”). The Master Agreement provides for customary representations, warranties, covenants and agreements, including with respect to confidentiality. Subject to early termination and extension as set forth therein, the initial term of the Master Agreement runs through December 31, 2025 (the “Term”).

Under the Master Agreement Riot and MicroBT may agree to execute purchase orders regarding the purchase and sale of MicroBT’s newest, most effective Miners, at MicroBT’s most competitive prices, throughout the Term.  As of the Effective Date, Riot and MicroBT executed an initial purchase order of 33,280 Miners (including 8,320 model M56S+ Miners and 24,960 model M56S++ Miners) to be delivered in monthly installments of approximately 5,400 Miners, between November 15, 2023, and April 15, 2024 (the “Initial Order”). The total purchase price for the Initial Order is approximately $162.9 million (plus applicable taxes and fees, and subject to adjustment, as specified in the Master Agreement), to be paid in installments, as follows: (i) an initial deposit of thirty percent (30%) of the total purchase price payable in connection with signing; (ii) progress payments equal to forty percent (40%) of the total purchase price per delivery batch of Miners, payable three (3) months in advance of the scheduled delivery date for each delivery batch; and (iii) a final balance payment of the remaining thirty percent (30%) of the total purchase price per delivery batch of Miners, payable upon delivery. Assuming full delivery and installation, the Initial Order would increase Riot’s total hash rate (a measure of mining power) capacity by approximately 7.6 exahash per second (“EH/s”), to approximately 20.1 EH/s.  In addition, the Master Agreement grants Riot the option to purchase, through December 31, 2024, up to 66,560 M56S++ Miners on the same terms as the Initial Order (the “Purchase Option”). The full Purchase Option represents approximately 15.3 EH/s of additional hash rate, which would, assuming full exercise, delivery and installation of the Purchase Option and the Initial Order, increase Riot’s overall hash rate capacity to approximately 35.4 EH/s.

The above summary of certain terms and conditions of the Master Agreement does not purport to be a complete discussion of the agreement between Riot and MicroBT and is qualified in its entirety by reference to the Master Agreement, which is filed (with certain information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K of the Securities Exchange Act of 1933, as amended, (the “Securities Act”), as indicated thereon) as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated by reference herein.

Item 5.02 – Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Report, Riot held its 2023 Annual Meeting of Stockholders on June 27, 2023, (the “Annual Meeting”). During the Annual Meeting, our stockholders approved the Fourth Amendment (the “Fourth Amendment”) to the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended (the “2019 Equity Plan”). Such approval includes the reservation, pursuant to the Fourth Amendment, of 4,000,000 additional shares of Riot’s Common Stock, no par value per share, (“Common Stock”) for issuance under the 2019 Equity Plan.  The Fourth Amendment was previously approved and recommended by our Board of Directors (the “Board”) and its Compensation and Human Resources Committee (the “Compensation Committee”) on April 27, 2023.

The 2019 Equity Plan provides for the issuance of awards of equity-based incentive compensation to all eligible plan participants, including our directors, named executive officers, employees, and other eligible service providers. The Compensation Committee oversees the 2019 Equity Plan and, as its designated plan administrator, authorizes and approves all grants made under such plan.  Under the 2019 Equity Plan, equity awards may be granted in the form of common and preferred stock, restricted stock, restricted stock units, options, warrants and other contractual rights and derivative securities relating to shares of Riot’s Common Stock. All equity awards granted under the 2019 Equity Plan are granted pursuant to written award agreements with the applicable award recipients (each, an “Award Agreement”), which specify the terms and conditions of the applicable award.  Equity awards granted under the 2019 Equity Plan are subject to forfeiture until vested, which may be based on a service requirement or performance criteria, as established by the Compensation Committee and specified in the applicable Award Agreement.  Grants made under the 2019 Equity Plan may also be subject to certain clawback rights of the Company, as specified in the applicable Award Agreement, the 2019 Equity Plan and/or the Company’s compensation policies and other governing documents.

A more detailed description of the Fourth Amendment and related matters was set forth in the Company’s definitive proxy statement filed on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2023 (the “Proxy Statement”) under the heading “Proposal No. 4: Approval of the Fourth Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder by 4,000,000” and is incorporated herein by reference. The foregoing summary of the Fourth Amendment and of the 2019 Equity Plan, as well as the summaries set forth in the Proxy Statement, are qualified in their entirety by reference to the full text of the Fourth Amendment and of the 2019 Equity Plan, as amended, attached hereto as Exhibits 4.1 and 4.2, respectively.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws.

Effective June 27, 2023, the Board approved and adopted amended and restated bylaws for the Company (the “Bylaws”).  The following provides a summary of the changes captured in the amended and restated Bylaws, and, except as noted, the Bylaws do not materially alter the Company’s former bylaws (the “Old Bylaws”).  Notwithstanding the foregoing, the below summary contained in this Item 5.03 of this Report is not complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

As part of its mandate to oversee the Company’s governance, the Board periodically reviews the Company’s governing documents and its governance policies, practices and procedures. Following the Annual Meeting, the Board and its Governance and Nominating Committee (the “Governance Committee”) met to review the Company’s governing documents, as well as its governance policies, practices and procedures, including the Old Bylaws.  The Board, upon approval and recommendation of the Governance Committee, approved the amendment and restatement of the Old Bylaws, with the current Bylaws.  The Board and Governance Committee took this action to clarify, streamline and modernize the Old Bylaws, which had been amended on multiple occasions.  The amended and restated Bylaws have been updated for current market practices, based on input from external advisors, Company counsel, and the Governance Committee, and to provide clarity regarding stockholder voting rights, voting procedures and timing.

Specifically, the Bylaws clarify that meetings of stockholders may be held any place, within or outside the State of Nevada, including solely by remote communication (i.e., virtually), as designated by the Board. The Bylaws also now allow stockholders to take action by written consent (subject to certain quorum and content requirements), which was previously prohibited under the Old Bylaws.

Additionally, the Bylaws clarify and outline the timing and procedures for the submission of stockholder proposals for consideration at stockholder meetings. Under the Bylaws, for business to be included in the proxy materials to be properly brought before a stockholder meeting, notice of stockholder proposals must be delivered to, or mailed to and received by, the Company between 75 and 45 days before the first anniversary of mailing date for the proxy materials for the previous year’s annual stockholder meeting, provided the date for the current annual stockholders’ meeting is no more than 30 days before, or 60 days after, the first anniversary of the previous year’s annual stockholders’ meeting. If the date for the current year’s annual stockholders’ meeting falls outside of this window, or if a stockholder wishes to submit a written nomination of a person to stand for election as director, then such stockholder must give notice to the Company of such proposal between the 90th day before the current year’s annual stockholders’ meeting, and the earlier of (i) the 60th day prior to the current year’s annual stockholders’ meeting and (ii) 10 days after public announcement of such meeting is made by the Company.

Further the eligibility and notice requirements of directors were updated and identified. To be eligible to be a candidate for election as a director, must have delivered to the Company a completed written questionnaire (in the form provided by the Company upon written request therefor) with respect to the background, qualifications, stock ownership and independence of such candidate for nomination, a written representation and agreement that such candidate for nomination (1) consents to and will cooperate with any background checks, requests for information, and regulatory filings and disclosures reasonably requested by the Board in connection with any regulations applicable to, or licenses held by, the Company, (2) is not and, if elected as a director, during his or her term of office will not become, a party to any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such candidate for nomination, if elected as a director of the Company, will act or vote on any issue or question or any other agreement, arrangement, understanding or commitment that could limit or interfere with such candidate’s ability to comply, if elected as a director of the Company, with such candidate’s fiduciary duties under applicable law, (3) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed in such written representation and agreement, (4) if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies, procedures and guidelines of the Company applicable to directors and in effect during such person’s term in office as a director, and (5) if elected as director of the Company, intends to serve the entire term until the next meeting at which such candidate would face re-election. The Board may also require any proposed candidate to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Company and to comply with the director qualification standards and additional selection criteria.

Unless the Company consents in writing to the selection of an alternative forum, (a) a state court located within the State of Nevada (or, if no state court located within the State of Nevada has jurisdiction, a federal district court in Nevada) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or to the Company’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the NRS or the Articles of Incorporation or these Bylaws (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Company or any director, officer or other employee of the Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to Forum Selection within the Bylaws.

The foregoing description of the Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1, the terms of which are incorporated by reference herein.

Item 5.05 – Amendments to the Registrant’s Code of Ethics.

On June 27, 2023, the Board approved and adopted the amended and restated Riot Platforms, Inc. Code of Ethics and Business Conduct (the “Code of Ethics”), in accordance with the requirements of Item 406 of Regulation S-K. The Code of Ethics amends and restates the Company’s prior code of ethics to better align its procedures with the Company’s business and the ethics requirements of applicable law and further identifies employee health and safety requirements, as well as the Company’s prohibition on money laundering, corruption and bribery, and antitrust and anticompetitive practices. The Code of Ethics is designed to ensure that Riot’s business is conducted in accordance with the highest ethical standards, and it applies to all of Riot’s directors, officers, employees, contractors, temporary employees, and interns.

The above summary of the amendment does not purport to be a complete discussion of the Code of Ethics, which is attached to this Current Report on Form 8-K as Exhibit 14.1, is available for download from the Company’s website, https://www.riotplatforms.com, by navigating to the “Governance” tab of the “Investors” page and proceeding to the section entitled “Governance Documents” at https://www.riotplatforms.com/investors/corporate-governance/governance-documents and is incorporated by reference herein.

Item 5.07 – Submission of Matters to a Vote of the Security Holders.

On June 27, 2023, Riot held its Annual Meeting, during which the Company’s stockholders were asked to vote on the four proposals submitted by the Board for stockholder approval, as set forth in the Proxy Statement.

As disclosed in the Proxy Statement, the Board fixed April 28, 2023 as the record date for the Annual Meeting (the “Record Date”) and, pursuant to our Bylaws, only those Shares issued and outstanding as of the Record Date were eligible to participate in and vote at the Annual Meeting. As of the close of business on the Record Date, there were 173,358,084 Shares entitled to vote at the Annual Meeting.

The Company’s Bylaws require the presence of a quorum of at least one-third (33.33%) of the Shares eligible to vote at the Annual Meeting for business to be conducted. There were 98,842,232 Shares present at the Annual Meeting in person or by proxy, constituting approximately 57.01% of the Shares eligible to vote at the Annual Meeting, satisfying our Bylaws’ quorum requirement.

At the Annual Meeting, the following four proposals were voted on by the Company’s stockholders:

Proposal No. 1:Election of Directors

Proposal No. 2:Ratification of the Independent Auditors

Proposal No. 3:Advisory Vote on the Company’s Executive Compensation

Proposal No. 5:Approval of the Fourth Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan

According to the final vote, the Company’s stockholders approved all of the proposals at the Annual Meeting.

The final voting results on each of the proposals at the Annual Meeting are set forth below:

Proposal No. 1:Election of Directors

Director Nominee	Director Class	Expiration of Term	Votes For	Votes Withheld	Broker Non-Votes

Hannah Cho	Class II	2026 Annual Meeting	33,863,000	16,836,595	48,142,637
Lance D’Ambrosio	Class II	2026 Annual Meeting	33,802,788	16,896,807	48,142,637

Accordingly, the director nominees, Ms. Hannah Cho and Mr. Lance D’Ambrosio, were elected by the stockholders to serve on the Board as Class II Directors, with terms of office expiring at the 2026 Annual Meeting and until successors are duly qualified and elected by the Company’s stockholders, or their earlier death, resignation or removal.

Proposal No. 2: Ratification of the Independent Auditors

For	Against	Abstaining

95,468,667	1,865,250	1,508,315

Accordingly, the Audit Committee’s appointment of Deloitte & Touche, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2023, was ratified by advisory vote of the stockholders.

Proposal No. 3: Advisory Vote on the Company’s Executive Compensation

For	Against	Abstaining	Broker Non-Votes

27,744,056	21,720,301	1,235,238	48,142,637

Accordingly, the Company’s executive compensation for the year ended December 31, 2022, was approved by an advisory vote of the stockholders.

Proposal No. 4: Approval of the Fourth Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan

For	Against	Abstaining	Broker Non-Votes

43,957,608	6,104,694	637,293	48,142,637

Accordingly, the Fourth Amendment to the 2019 Equity Plan, as included as Appendix C to the Proxy and attached as Exhibit 4.1 to this Report, was approved by vote of the stockholders as of June 27, 2023.

Item 8.01 – Other Events.

On June 26, 2023, Riot issued a press release announcing its entry into the Master Agreement and the Initial Order executed thereunder, as well as the Purchase Option (each as described under Item 1.01 of this Report. A copy of the press release is attached as Exhibit 99.1 hereto.

The Information furnished in Item 8.01 of this Report, including the press release attached as Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to liability thereunder. Furthermore, the information contained in this Item 8.01 of this Report, including the press release attached as Exhibit 99.1 hereto, shall not be deemed to be incorporated by reference pursuant to the Securities Act into any registration statement or other filing we make with the SEC after the date of this Report, except as specifically set forth in such filings.

Cautionary Note Regarding Forward Looking Statements

This Report, the Master Agreement attached as Exhibit 10.1 hereto, and the press release attached as Exhibit 99.1 hereto, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements generally relate to future events, financial results or operating performance based on management’s current expectations, assumptions and beliefs about the Company’s future financial and operating performance, as well future economic conditions, which are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such expressions. Accordingly, any statement contained or referenced herein, as well as in the other filings that we make with the SEC, that is not a statement of historical fact, should be considered a forward-looking statement. These forward-looking statements may include, but are not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services or developments, such as our development and implementation of industrial scale immersion-cooled Bitcoin mining hardware and our data center development outside of Corsicana, Texas; the number and value of Bitcoin rewards and transaction fees we earn from our Bitcoin mining operations; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing. These statements are subject to various risks and uncertainties, both known and unknown, which could cause the Company’s actual results to differ, perhaps materially, from management’s current expectations or the Company’s historical performance. Such risks and uncertainties include, without limitation, risks related to: our estimates of bitcoin mining production; our future hash rate growth and global hash rate growth; the anticipated benefits of our immersion-cooling hardware; our ability to successfully deploy the new bitcoin mining computers we acquire; the timely completion and energization of our bitcoin mining infrastructure the success, timing and cost of integration of acquired businesses; and macroeconomic, political, and/or environmental events. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Report, the press release, and the Quarterly Update, may be found in the Registrant’s filings with the SEC, including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well under similar headings and titles in the other filings we make with the SEC from time to time after the date of this Report, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Report, the Master Agreement, and in the press release, and in the other documents we file with the SEC, are made only as of the date of this Report and, as applicable, the date of the other documents we file with the SEC. Riot disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by law. Persons reading this Report, the Master Agreement, the press release, and the other documents we file with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

3.1Amended and Restated Bylaws effective June 27, 2023.

4.1Fourth Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan.

4.2Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended.

10.1*†Master Purchase and Sale Agreement between Riot Platforms, Inc. and MicroBT.

14.1Riot Platforms, Inc. Code of Ethics and Business Conduct.

99.1Press Release, issued June 26, 2023.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this Exhibit have been omitted as confidential and/or private information pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act. The Company undertakes to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

† Certain schedules and appendices have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Subject to Item 601(b)(10)(iv) of Regulation S-K, the Company undertakes to furnish supplemental copies of any of the omitted schedules to the SEC, upon its request.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: June 30, 2023